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                                                                    Exhibit 24.1
                                                                  Conformed Copy

                       AMERICAN HOME PRODUCTS CORPORATION
                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of AMERICAN HOME PRODUCTS CORPORATION (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints Kenneth J. Martin and Jack O'Connor and each of them as his or her true and lawful attorney and agent, with full power of substitution, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the issuance pursuant to an exchange offer of up to $4,000,000,000 of debt securities of the Company ("Debt Securities"), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-4, to be filed with the Securities and Exchange Commission with respect to such Debt Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.




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               IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the 6th day of March, 2001.


/s/ John R. Stafford                    /s/ Kenneth J. Martin
-------------------------------------   ----------------------------------------
John R. Stafford                        Kenneth J. Martin
Chairman of the Board and Director -    Senior Vice President -
Principal Executive Officer             Principal Financial Officer

/s/ Paul J. Jones                       /s/ Clifford L. Alexander, Jr.
-------------------------------------   ----------------------------------------
Paul J. Jones                           Clifford L. Alexander, Jr.
Vice President and Comptroller -        Director
Principal Accounting Officer

/s/ Frank A. Bennack, Jr.               /s/ Richard L. Carrion
-------------------------------------   ----------------------------------------
Frank A. Bennack, Jr.                   Richard L. Carrion
Director                                Director

/s/ Robert Essner                       /s/ John D. Feerick
-------------------------------------   ----------------------------------------
Robert Essner                           John D. Feerick
President and Chief Operating Officer   Director
and Director

/s/ John P. Mascotte                    /s/ Mary Lake Polan
-------------------------------------   ----------------------------------------
John P. Mascotte                        Mary Lake Polan, M.D., Ph.D.
Director                                Director

/s/ Ivan G. Seidenberg                  /s/ Walter V. Shipley
-------------------------------------   ----------------------------------------
Ivan G. Seidenberg                      Walter V. Shipley
Director                                Director

/s/ John R. Torell III
-------------------------------------
John R. Torell III
Director